UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                          _______________

                              FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 9, 2003


                           CRDENTIA CORP.
        ------------------------------------------------------
        (Exact name of Registrant as Specified in its Charter)


         DELAWARE                 0-31152              76-0585701
----------------------------  ----------------  -----------------------
(State or Other Jurisdiction     (Commission        (I.R.S. Employer
      of Incorporation)          File Number)    Identification Number)


    455 Market Street, Suite 1220, San Francisco, California 94105
    --------------------------------------------------------------
        (Address of principal executive offices)     (Zip Code)


                            (415) 543-1535
          ----------------------------------------------------
          (Registrant's telephone number, including area code)


      -------------------------------------------------------------
      (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   Other Events.

         At its meeting on September 9, 2003, the Board of Directors of Crdentia Corp., pursuant to the authority of the Company's Bylaws, increased the number of directors from four (4) to five (5). Thereupon, Thomas Herman was elected to serve as a director until the next annual meeting of shareholders.

         We issued a press release regarding the above event on September 25, 2003 which is filed as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7.	Financial Statements, Pro Forma Financial Information and
	Exhibits.

	(c)	Exhibits.

		99.1 	Press Release dated September 25, 2003 regarding
			the election of Thomas Herman as a Director.

                               SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CRDENTIA CORP.

Date :  October 6, 2003                   /s/ LAWRENCE M. DAVIS
                                         -----------------------------
                                         By:  Lawrence M. Davis, Chief
					      Financial Officer and
				              Secretary

                              EXHIBIT INDEX

Exhibit No.	Description

     99.1	Press release dated September 25, 2003 regarding the
		election of Thomas Herman as a Director.